Exhibit 10.1

EXECUTION VERSION

WAIVER UNDER CREDIT AGREEMENT

THIS WAIVER UNDER CREDIT AGREEMENT (this “Agreement”) is made and entered into as of July 25, 2022, by and among F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Australian Security Trustee (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the other Loan Parties party thereto, the Lenders, and Administrative Agent have executed and delivered that certain Amended and Restated Credit Agreement dated as of August 13, 2021, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 20, 2021, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 13, 2022 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Required Lenders waive certain defaults, and Required Lenders have agreed to waive certain defaults, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Borrower, the Administrative Agent, and the Lenders party hereto hereby covenant and agree as follows:

SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2. Waiver. The Lenders party hereto hereby waive any Event of Default that may have occurred or that may occur pursuant to clause (r) of Article VII of the Credit Agreement as a result of a violation of Section 7.1(u) of the Specified Securitization Credit Agreement only so long as the outstanding balance under the Specified Securitization Credit Agreement remains unfunded.

SECTION 3. Conditions Precedent. This Agreement shall become effective only upon satisfaction of the following conditions precedent on or before the date hereof:

(a) execution and delivery of this Agreement by the Borrower, Administrative Agent and the Required Lenders;

(b) execution and delivery by the Guarantors of the Consent, Reaffirmation, and Agreement of Guarantors attached hereto; and

(c) Lender shall have received all other fees, costs and expenses due and payable pursuant to the Credit Agreement (including without limitation the reasonable fees and expenses of Holland & Knight, counsel to Administrative Agent).

SECTION 4. Miscellaneous Terms.

(a) Loan Document. For avoidance of doubt, the Borrower, the Administrative Agent, and the Lenders party hereto hereby acknowledge and agree that this Agreement is a Loan Document.

(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties. Except to the extent otherwise expressly set forth herein, the amendments and waiver set forth herein shall have prospective application only from and after the date of this Agreement.

(c) No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the waiver contained in Section 2 above, and (ii) nothing in this Agreement shall affect or limit the Administrative Agent or any Lender’s right to demand payment of liabilities owing from any Loan Party to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d) Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

(e) No Default. To induce the Administrative Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or any other Loan Party or arising out of or with respect to any of the Loans or other obligations of any Borrower or any other Loan Party owed to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.

(g) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Agreement or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form.

(h) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(i) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(j) Further Assurances. The Borrower agrees to take, at Borrower’s expense, such further actions as Administrative Agent shall reasonably request from time to time to evidence the amendments and waiver set forth herein and the transactions contemplated hereby.

(k) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(l) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

[SIGNATURES ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and the Lenders party hereto have caused this Agreement to be duly executed under seal by its duly authorized officer as of the day and year first above written.

BORROWER:

F45 TRAINING HOLDINGS INC., a Delaware corporation

By:	/s/ Chris Payne
Name:	Chris Payne
Title:	Chief Financial Officer

[JPMORGAN/F45 - WAIVER UNDER CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Australian Security Trustee, Lender, Swingline Lender and Issuing Bank

By:	/s/ Eleftherios Karsos
Name:	Eleftherios Karsos
Title:	Authorized Officer

[JPMORGAN/F45 - WAIVER UNDER CREDIT AGREEMENT]

MUFG UNION BANK, N.A., as a Lender

By:	/s/ John DeLaittre
Name:	John DeLaittre
Title:	Director

[JPMORGAN/F45 - WAIVER UNDER CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

[JPMORGAN/F45 - WAIVER UNDER CREDIT AGREEMENT]

CONSENT, REAFFIRMATION, AND AGREEMENT OF GUARANTORS

Each of the undersigned (a) acknowledges receipt of the foregoing Waiver Under Credit Agreement (the “Agreement”); (b) consents to the execution and delivery of the Agreement; and (c) reaffirms all of its obligations and covenants under the Credit Agreement (as defined in the Agreement) or the Guarantees, as applicable (in each case, as amended, restated, supplemented, or otherwise modified from time to time) and all of its other obligations under the Loan Documents to which it is a party, and, agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement or any of the other instruments, agreements or other documents executed and delivered pursuant thereto.

This Consent, Reaffirmation, and Agreement of Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent.

This Consent, Reaffirmation, and Agreement of Guarantors shall be deemed executed under seal.

As of July 25, 2022

GUARANTORS:

F45 TRAINING CANADA LIMITED

By:	/s/ Chris Payne
Name:	Chris Payne
Title:	Chief Financial Officer

F45 UNITED, LLC

By:	/s/ Chris Payne
Name:	Chris Payne
Title:	Chief Financial Officer

F45 U, LLC

By:	/s/ Chris Payne
Name:	Chris Payne
Title:	Chief Financial Officer

[JPMORGAN/F45 – WAIVER UNDER CREDIT AGREEMENT]

F45 TRAINING INCORPORATED

By:	/s/ Chris Payne
Name:	Chris Payne
Title:	CFO

Executed by F45 AUS HOLD CO PTY LTD

ACN 620 135 426 in accordance with

section 127 of the Corporations Act 2001:

/s/ Patrick Grosso	/s/ Chris Payne
Director/company secretary	Director
Patrick Grosso	Chris Payne
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

[JPMORGAN/F45 – WAIVER UNDER CREDIT AGREEMENT]

Executed by FLYHALF AUSTRALIA HOLDING COMPANY PTY LTD ACN 632 249 131 in accordance with section 127 of the Corporations Act 2001:

/s/ Patrick Grosso	/s/ Chris Payne
Director/company secretary	Director

Patrick Grosso	Chris Payne
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by FLYHALF ACQUISITION COMPANY PTY LTD ACN 632 252 110 in accordance with section 127 of the Corporations Act 2001:

/s/ Patrick Grosso	/s/ Chris Payne
Director/company secretary	Director

Patrick Grosso	Chris Payne
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by F45 HOLDINGS PTY LTD ACN 616 570 506 in accordance with section 127 of the Corporations Act 2001:

/s/ Patrick Grosso	/s/ Chris Payne
Director/company secretary	Director

Patrick Grosso	Chris Payne
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by F45 ROW HOLD CO PTY LTD ACN 620 135 480 in accordance with section 127 of the Corporations Act 2001:

/s/ Patrick Grosso	/s/ Chris Payne
Director/company secretary	Director

Patrick Grosso	Chris Payne
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

[JPMORGAN/F45 – WAIVER UNDER CREDIT AGREEMENT]

Executed by F45 TRAINING PTY LTD

ACN 162 731 900 in accordance with

section 127 of the Corporations Act 2001:

/s/ Patrick Grosso	/s/ Chris Payne
Director/company secretary	Director

Patrick Grosso	Chris Payne
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

[JPMORGAN/F45 - WAIVER UNDER CREDIT AGREEMENT]